AGREEMENT BY AND AMONG LENDERS

This Agreement is made and entered into as of the __ day of ___________, 2017, by and between Global Healthcare REIT, Inc., a Utah corporation and its wholly-owned subsidiary High Street Nursing, LLC, a Georgia limited liability company (collectively the “Company”) and those parties who purchased and hold Series 2017 10% Subordinated Secured Promissory Notes (the “Notes”) issued by the Company (collectively referred to herein as “Lenders”).

RECITALS

A. The Company has sold Notes to Lenders in the aggregate principal amount of up to Three Hundred Thousand and 00/100 Dollars ($300,000).

B. Lenders desire to act in concert with respect to the Notes.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency whereof are hereby acknowledged, the parties agree as follows:

1. Risks of Collectibility. Each Lender will bear the risks of collectibility of the Note held by it, of the Borrower’s financial condition, of fraud or forgery, of the adequacy of the security for Loan, and any other matters relating to the Loan. Each Lender agrees that it has been solely responsible for making an independent appraisal and investigation into the financial condition, creditworthiness, nature, and status of the Borrower. Each Lender confirms to the other Lenders that it has not, in connection with his decision to enter into the Loan transaction, relied on any other Lender (i) to inquire on his behalf into the accuracy or completeness of any information provided in connection with the Loan (whether or not such information is distributed to the Lenders), (ii) to assess or keep under review on his behalf the financial condition, creditworthiness, nature or status of the Borrower, or (iii) to advise such Lender as to the results of any appraisal or investigation performed by any other Lender.

2. Appointment of Agent. (a) Upon the occurrence of one or more of the events of Default set forth in the Lender Notes, or in the event a Majority of the Lenders so determine, Lenders shall appoint an agent (“Agent”) to perform certain ministerial functions on their behalf, including those specified in the Lender Notes. Lenders holding a majority of the total outstanding principal balance of the Notes (“Majority” or “Majority in Interest”) shall control all decisions regarding the exercise of rights of the Lenders under the Lender Notes. Lenders constituting a Majority shall appoint the Agent in the manner set forth in paragraph 4(c).

(b) Agent will enforce the Lender Notes, as described in the other provisions of this Agreement.

(c) The Agent shall be appointed by vote of a Majority. The vote may be taken (i) in a meeting held for such purpose upon five (5) days written notice to the Lenders; or (ii) by written agreement of a Majority without a meeting. Attendance at the meeting may be in person, by proxy, or by telephone. Agent will signify his acceptance of such appointment, and his agreement with terms of this agreement that pertain to him as Agent, by executing a copy of this Agreement. The terms of this agreement pertaining to such Agent’s rights, duties, and responsibilities hereunder shall be effective upon the Agent’s signature.

3. Expenses. If an Agent is appointed under paragraph 4 of this Agreement, Lenders shall pay him/her/it for their services in an amount that is customary and reasonable for such services. The following out-of-pocket expenses incurred by Agent, to the extent not paid by the Company, shall be paid by the Lenders pro rata in proportion to the amount of the Lender Notes held by them:

(a) Expenses incurred in the enforcement of the Lender Notes;

(b) Expenses incurred following any Event of Default under any of the Lender Notes and any expenses incurred prior to but in connection with or in preparation for any such Event of Default; and

(c) Expenses otherwise incurred and approved in advance in writing by a Majority in Interest of the Lenders.

Each Lender shall pay its share of all such expenses within fifteen (15) calendar days after receipt of a written statement from Agent itemizing the expenses that have been incurred and are due and payable or have been paid by Agent. In the event that any Lender fails or refuses to pay its share of any expenses under this Section, Agent shall have a priority claim, to the extent of such unpaid expenses, on such Lender’s share of all payments of principal, interest, fees, and other charges with respect to the Notes and of all proceeds from realization upon the Notes. Each Lender hereby grants to Agent a security interest in its share of such payments and proceeds to secure the payment of expenses that it is obligated to pay hereunder.

4. Records. Agent shall at all times keep books of account and records at his current address reflecting all transactions in connection with the Loan and the Lenders’ interests therein. Each Lender shall have access to Agent’s records maintained in connection with the Loan for inspection and/or copying at such Lender’s expense at all reasonable times during business hours. Upon request, Agent shall furnish to any Lender copies of title reports, financial information, inspection reports, and other documents relating to the Loan, or the Company that have been furnished to or prepared by Agent in connection with the Loan.

5. Liability of Agent. Neither Agent nor any of his/her/its agents shall be liable for any action taken or not taken in good faith in connection with the Loan, in the absence of his own gross negligence or willful misconduct. Agent shall in no event be liable to any Lender for any action taken or not taken by Agent with the consent or at the request of such Lender, unless such action is performed in a grossly negligent manner or in a manner constituting willful misconduct (which manner of performance was not requested or consented to by such Lender).

Agent may consult with legal counsel, independent public accountants and other experts selected by him and shall not be liable for any action taken or not taken in good faith reliance upon the advice of such experts. Unless specifically requested to do so by any Lender, Agent shall have no duty to inquire into or verify (i) any statement, warranty, or representation made by the Company in connection with the Loan; (ii) the truthfulness or genuineness of any information or document supplied by the Company in connection with the Loan; or (iii) the genuineness of the signatures of any party (other than Agent). Agent shall not incur any liability by acting in reliance upon any notice, consent, or other writing (including telexes, telecopies, or similar instruments) believed by Agent to be genuine or to be signed by the proper party or parties.

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6. Indemnification. Each Lender shall, pro rata, in proportion to the amount of the Note held by him, indemnify Agent against any cost, expense, claim, demand, action, loss, or liability, including reasonable attorney’s fees incurred in contesting the same, that Agent may suffer or incur in connection with the Loan in his capacity as Agent, or any action taken or omitted by Agent in good faith under this Agreement, except to the extent the same arises from Agent’s gross negligence or willful misconduct, or from actions taken by Agent that are outside the scope of his authority under this Agreement.

7. Litigation. Subject to the provisions of Section 12 hereof, Agent shall have the exclusive right to initiate, direct, and otherwise control any litigation involving all of the Lenders in their capacity as such under the Loan, whether as plaintiffs, defendants, or otherwise. All costs and expenses incurred by Agent in connection with such litigation, including reasonable attorney’s fees, shall be paid in accordance with Section 4 hereof.

8. Notifications. Each Lender shall endeavor (but shall not incur any liability for failure to do so) to notify each other of any events or occurrences that come to their attention that may have material adverse effect on the security for the Loan or the ability of the Company to perform any of their respective obligations under the Lender Notes.

9. Defaults of the Company. Agent shall send to each Lender a copy of each notice he sends to the Company pursuant to the Lender Notes notifying the Company of any claimed defaults thereunder. The failure of the Company to cure any such default within the time periods, if any, specified in the Lender Notes shall constitute an Event of Default thereunder unless such Event of Default is waived (either during or after the applicable cure period) by all of the Lenders (for any Event of Default resulting from the failure to make required payments of principal and interest on the Loan) or by a Majority (for any other Event of Default).

Agent shall advise the Lenders from time to time as to his recommendations with respect to any Event of Default and the possible waiver thereof.

10. Enforcement. Upon the occurrence of any Event of Default under the Lender Notes that is not waived in accordance with the terms of this Agreement, Agent shall (unless otherwise required by this Section 11) take all reasonable steps for the enforcement of the Loan that Agent would normally take in the event of such a default that is not waived under a similar loan for his own account. Agent shall be entitled to exercise his reasonable discretion to determine when and in what manner the Loan shall be enforced, and shall control and direct all actions taken or not taken in connection with such enforcement; provided, however, that a majority in interest of the Lenders must approve, or may require, the exercise of any affirmative remedy provided to Agent under the terms of any of the Lender Notes, including but not limited to, acceleration of the Lender Notes. Unless otherwise instructed in writing by a majority in interest of the Lenders, however, Agent shall have no obligation to withhold disbursements or exercise any right or remedy available to Lenders if in Agent’s reasonable judgment the exercise of such rights is not in the best interests of the Lenders.

11. Permitted Actions. Any actions that require the consent or approval of a specified number of Lenders pursuant to the terms of this Agreement may be initiated by any group of Lenders comprising the number whose consent or approval is required. Any actions, consents, or approvals required or permitted of the Lenders under the Lender Notes, for which the consent or approval of a specified number of Lenders is not required in this Agreement, may be taken or given by Agent, and if so taken or given by Agent shall not be binding upon all of the Lenders. Agent may, however, at his sole option at any time upon notice to the Lenders, request the Lenders’ approval or authorization of any action, consent, or approval that may be taken or given by Agent under the preceding sentence, which approval or authorization shall require the written consent of a majority in interest of the Lenders.

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Any action taken or decision made by Agent or by any group of Lenders to whom the authority to take such action or make such decision has been given pursuant to the terms of this Agreement, shall be binding upon all of the Lenders, and each Lender agrees to execute all documents and instruments and take all other actions that are deemed necessary or desirable by Agent or the Lenders making such decisions to carry out the terms thereof.

12. Pari Passu Status in Lender Notes.

a. Each of the Lenders hereby acknowledges and agrees that none of the Lenders, individually or collectively, shall have priority with respect to any payments of principal or interest in respect of the Lenders’ Lender Notes. Rather, each of the Lenders hereby acknowledges and agrees that its and their respective rights and priority are pari passu with the rights and priority of each and all of the Lenders. In addition, and without limitation of the generality of the foregoing, each Lender hereby confirms, agrees and stipulates that regardless of the relative times at which indebtedness of the Company was incurred to the holders of Lender Notes, and regardless of anything to the contrary contained in any documents executed in connection with the Lender Notes, shall in all respects be held by them on a pari passu basis.

b. In the event of (i) an Event of Default, (ii) any insolvency, bankruptcy, receivership, liquidation, reorganization, assignment for the benefit of creditors or other similar proceeding relating to the Company, whether voluntary or involuntary, (iii) any proceeding for the voluntary liquidation, dissolution or other winding-up of the Company, whether involving insolvency or bankruptcy proceedings or not, then, and in any such event, any payment or other distribution of any character, whether in cash, securities or other property out of or in respect of the assets of the Company, shall be shared by the Lenders on a pari passu basis with the amount thereto to which Lenders are entitled to be determined based on the proportion which the then outstanding Lenders’ indebtedness bears to the aggregate indebtedness represented by the Lender Notes; provided, however, that the Lenders, individually or collectively, shall not take any action without prior written notice having been furnished to all Lenders.

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c. If the Lenders, individually or collectively, shall at any time have received any payment, distribution or additional security from any of the assets of the Company, whether arising out of or as a result of any event described in Section 13(b) above or otherwise, the receiving party thereof shall promptly provide the Company or any court-appointed trustee or Agent with a detailed accounting thereof, and shall promptly take all action necessary to implement the pro-rata sharing contemplated by Section 13(b) above. Any such payment, distribution or security so received shall be deemed to be held in trust by the receiving party thereof for the benefit of all the Lenders until such sharing has been implemented and completed as contemplated by Section 13(b) above.

d. Each of the Lenders agree to use reasonable efforts to cooperate with one another in the realization upon and/or liquidation of the assets of Company following an Event of Default, and to promptly advise any designated or appointed agent with respect to the Company’s assets and all other Lenders of any actions taken with respect thereto, provided, however, that no Lender shall, enter into any modification or amendment of any agreements that would (i) extend the term of the Lenders’ Indebtedness, (ii) increase the applicable rate of interest payable by the Company thereunder, or (iii) increase the amount of the Company’s indebtedness thereunder, without the prior written approval of a two-thirds (2/3rds) majority in interest of all of the Lenders.

14. Power of Attorney.

a. To effectuate the terms and provisions hereof, the Lenders hereby appoint the Agent as their attorney-in-fact (and the Agent hereby accepts such appointment) for the purpose of carrying out the provisions of this Agreement including, without limitation, taking any action on behalf of, or at the instruction of, the Majority in Interest at the written direction of the Majority in Interest and executing any consent authorized pursuant to this Agreement and taking any action and executing any instrument that the Agent may deem necessary or advisable (and lawful) to accomplish the purposes hereof.

b. All acts done under the foregoing authorization are hereby ratified and approved and neither the Agent nor any designee nor agent thereof shall be liable for any acts of commission or omission, for any error of judgment, for any mistake of fact or law except for acts of gross negligence or willful misconduct.

c. This power of attorney, being coupled with an interest, is irrevocable while this Agreement remains in effect.

15. Further Assurances. Each Lender, and Agent after his appointment, agree to use their best efforts to cooperate in the administration of the Loan under this Agreement and, except as specified in Section 9 hereof, to use their best efforts to keep each other reasonably well informed with respect to any material event relating to the Company and/or the Loan. Without limiting the generality of the foregoing, the parties hereby agree to execute such documents and perform such acts as may be desirable to carry out the purposes of this Agreement, including without limitation, the execution of such documents as Agent may request in connection with any actions or decisions of Agent or any specified number of Lenders authorized under this Agreement regarding the administration or enforcement of the Loan, ownership, management, operation, sale, or leasing of the collateral, whether or not any Lender agrees with such decision or action. The obligations of the parties contained herein may be specifically enforced by an action brought in a court of competent jurisdiction.

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16. Successors and Assigns; Resignation of Agent. Any Lender shall have the right to assign its interest in this Agreement to any one to whom it has assigned its Note. Agent’s obligations hereunder shall not be assigned or delegated without the prior written consent of a Majority. Agent may resign as agent at any time for any reason upon providing the Lenders 10 days prior written notice. Upon the resignation of Agent, a Majority shall designate a successor agent in accordance with the provisions of paragraph 4(c).

17. No Joint Venture. Nothing contained in this Agreement shall be construed as creating a joint venture or partnership among the parties hereto, and no party shall be obligated for the acts or omissions of any other party except as expressly provided herein.

18. Notices. Except where verbal notice is specifically authorized in this Agreement, all notices hereunder shall be in writing and shall be deemed effectively given or served for all purposes when presented personally, upon receipt if sent by first class mail or over-night express, or on the date of transmission if sent by telegram, telex, or telecopy to any party hereto at the address set forth on the signature page hereof, or at such other address as any party shall subsequently designate by notice.

19. Approvals. Any document, information, or action that is required to be approved by any party under this Agreement shall be approved or disapproved by written notice given no later than fifteen (15) calendar days after receipt of such document, information, or written request for approval of such action. If any party fails to give its written approval or disapproval of any matter within the foregoing fifteen-day period, such party will be deemed to have approved such matter for all purposes.

20. No Oral Change. This Agreement may not be changed, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, discharge, or termination is sought.

21. Arbitration. If at any time during the term of this Agreement any dispute, difference, or disagreement shall arise upon or in respect of the Agreement, and the meaning and construction hereof, every such dispute, difference, and disagreement shall be referred to a single arbiter agreed upon by the parties, or if no single arbiter can be agreed upon, an arbiter or arbiters shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbiter may be entered in any court having jurisdiction thereof.

22. Litigation Costs. In the event of any controversy, claim, arbitration, or legal action among the parties hereto arising out of this Agreement or relating to the Loan, the prevailing party will be entitled to recover from the other party or parties (jointly or severally) all costs, damages, and expenses, including reasonable attorney’s fees, incurred by the prevailing party in connection with such controversy, claim, arbitration, or legal action.

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23. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, excluding its laws of conflict of laws.

24. Severability. The provisions of this Agreement are severable and a declaration by a court of competent jurisdiction that any of those provisions is invalid or unenforceable shall not affect the validity or enforceability of any other provision.

25. Headings. The headings used herein are for purposes of convenience only and should not be used in construing the provisions hereof.

26. Counterparts. This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed the same document.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized agents as of the day and year first above written.

GLOBAL HEALTHCARE REIT, INC.

By:
Zvi Rhine, President

LENDER:

Name:

Address:

Amount of Note:

Signature:	By execution of Subscription Agreement

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